Exhibit 23.3

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Nigel Fung (the “Qualified Person”), in connection with the Registration Statement on Form F-1 (File No. 333-293837) to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Sections 2, 12, 13, 15.1, 15.2, 16, 18.2, 19, 20, 21 and 25 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this June 24th, 2026

/s/ Nigel Fung
Nigel Fung P. Eng a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Daniel Gagnon (the “Qualified Person”), in connection with the Registration Statement on Form F-1 (File No. 333-293837) to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Sections 18.1 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this June 24th, 2026

/s/ Daniel Gagnon
Daniel Gagnon P. Eng a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Claude Bisaillon (the “Qualified Person”), in connection with the Registration Statement on Form F-1 (File No. 333-293837) to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Sections 3 to 9 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this June 24th, 2026

/s/ Claude Bisaillon
Claude Bisaillon P. Eng a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Masoud Gorjian (the “Qualified Person”), in connection with the Registration Statement on Form F-1 (File No. 333-293837) to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Sections 10 and 14 and relevant portions of Sections 1, 22 to 24 of the Technical Report Summary.

Dated this June 24th, 2026

/s/ Masoud Gorjian
Masoud Gorjian P. Eng. a Qualified Person

CONSENT OF THIRD-PARTY QUALIFIED PERSON

Schadrac Ibrango (the “Qualified Person”), in connection with the Registration Statement on Form F-1 (File No. 333-293837) to be filed on or about the date hereof (including any amendments or supplements thereto, the “Registration Statement”), of The Metals Royalty Company Inc. (the “Company”), consents to:

•	the use of the information derived, summarized, quoted or referenced from the technical report summary titled “S-K 1300 Technical Report Summary of Pre-Feasibility Study, Mesabi Metallics Project, Nashwauk, Minnesota, USA” with an effective date of May 22, 2026 (the “Technical Report Summary”), prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”) or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is filed as an exhibit to the Registration Statement; and

•	the use of, and references to, our name, including our status as an expert or “qualified person” (as defined in S-K 1300), in the Registration Statement.

The Qualified Person is responsible for authoring Section 14 and relevant portions of Sections 1, and 22 to 24 of the Technical Report Summary.

Dated this June 24th, 2026

/s/ Schadrac Ibrango
Schadrac Ibrango, P.Geo., Ph.D., MBA a Qualified Person